EXHIBIT 99.1

First Cash Acquires 47 Pawn Stores in Mexico and
Nine U.S. Pawn Stores in Colorado and Texas
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ARLINGTON, Texas (August 27, 2014) -- First Cash Financial Services, Inc. (NASDAQ Stock Market: “FCFS”) today announced that it had completed the acquisition of 47 pawn stores located in 12 states in Mexico. In addition, the Company announced that in two separate U.S. transactions, it had acquired the operating assets of five pawn stores located in Colorado and four pawn stores in Texas.

Rick Wessel, chief executive officer of First Cash, stated, “We are pleased to announce multiple pawn store acquisitions in several of our core markets, including Mexico, Colorado and Texas. The acquired full-service retail pawn locations should further strengthen our significant presence in these markets and expand our platform to support long-term earnings growth. Including these acquisitions, the Company now operates over 980 stores in 28 states in Mexico and 12 states in the U.S.”

“We are particularly excited about the 47 stores acquired in Mexico, all of which are full-service locations. We believe the acquired operation has the potential for long-term revenue and earnings accretion as the stores become integrated and more mature. Including this acquisition, we anticipate adding a total of 85 to 90 stores in Mexico in 2014, significantly exceeding our original 2014 store opening target in Mexico of 65 to 70 stores. We will focus on integrating the 47 acquired stores over the next several months, and accordingly, will slow the pace of planned de novo store openings during the fourth quarter of 2014.”

The announced U.S. pawn acquisitions include a five-store Colorado chain and a four-store chain located in Texas. First Cash intends to consolidate two of the acquired Colorado stores with existing locations, resulting in a net addition of three stores and giving the Company a total of 32 locations in Colorado. With the four-store acquisition in Texas, the Company will have a total of 148 pawn locations in the state.

The total combined purchase price for the three acquisitions is approximately $28.5 million, net of cash acquired and subject to certain working capital adjustments. The acquired assets from the acquisitions included approximately $7.5 million in pawn loans outstanding and $7 million of merchandise inventory as of August 26, 2014 (unaudited). Including the impact of transaction and integration expenses, the Company expects nominal earnings accretion from these acquisitions in 2014.

Forward-Looking Information

This release contains forward-looking statements about the business, financial condition and prospects of First Cash Financial Services, Inc. and its wholly owned subsidiaries (together, the “Company” or “First Cash”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements can also be identified by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

Forward-looking statements in this release include, without limitation, the Company’s expectations of earnings per share, earnings growth, expansion strategies, store openings, the ability to successfully integrate acquisitions and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors are difficult to predict and many are beyond the control of the Company and may include, without limitation, the following:

•	changes in regional, national or international economic conditions, including inflation rates, unemployment rates and energy prices;

•	changes in consumer demand, including purchasing, borrowing and repayment behaviors;

•	changes in pawn forfeiture rates and credit loss provisions;

•	changes in the market value of pawn collateral and merchandise inventories, including gold prices and the value of consumer electronics and other products;

•	changes or increases in competition;

•	the ability to locate, open and staff new stores and successfully integrate acquisitions;

•	the availability or access to sources of used merchandise inventory;

•	changes in credit markets, interest rates and the ability to establish, renew and/or extend the Company’s debt financing;

•	the ability to maintain banking relationships for treasury services and processing of certain consumer lending transactions;

•	the ability to hire and retain key management personnel;

•
new federal, state or local legislative initiatives or governmental regulations (or changes to existing laws and regulations) affecting pawn businesses, consumer loan businesses and credit services organizations (in both the United States and Mexico);

•	risks and uncertainties related to foreign operations in Mexico;

•	changes in import/export regulations and tariffs or duties;

•	changes in anti-money laundering and gun control regulations;

•	unforeseen litigation;

•	changes in tax rates or policies in the U.S. and Mexico;

•	changes in foreign currency exchange rates;

•	inclement weather, natural disasters and public health issues;

•	security breaches, cyber attacks or fraudulent activity;

•	a prolonged interruption in the Company’s operations of its facilities, systems, and business functions, including its information technology and other business systems;

•	the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements; and

•	future business decisions.

These and other risks, uncertainties and regulatory developments are further and more completely described in the Company’s 2013 annual report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014, including the risks described in Item 1A “Risk Factors.” Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

About First Cash
Founded in 1988, First Cash is a leading international operator of retail pawn stores. First Cash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, electronics, tools and other merchandise, and make small customer pawn loans secured by pledged personal property. Including the stores from the Mexico, Colorado and Texas acquisitions announced today, the Company owns and operates over 980 stores in 12 U.S. states and 28 states in Mexico.

First Cash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. First Cash’s common stock (ticker symbol "FCFS") is traded on the NASDAQ Global Select Market, which has the highest initial listing standards of any stock exchange in the world based on financial and liquidity requirements.

For further information, please contact:

Gar Jackson
Global IR Group
Phone:     (949) 873-2789
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 505-3199
Email:     investorrelations@firstcash.com
Website:    www.firstcash.com

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